Exhibit 10.41
December 6, 2005

Temecula Valley Bancorp Inc.
27710 Jefferson Avenue, Suite A100
Temecula, CA 92590
Attention: Board of Directors

                           Re: Indemnity to Cover Reissue of Lost Certificates

Gentlemen:

The undersigned INDEMNITORS, individually and collectively hereby agree to indemnify, defend, and hold Temecula Valley Bancorp Inc., and its directors, officers and agents ("INDEMNITEES", and individually, "INDEMNITEE") harmless against and from any and all claims, demands, losses, costs, expenses, obligations, actions, liabilities or damages, including interest and attorneys' fees INDEMNITEES may incur or suffer, which arise, result from, or relate to the issuance a new certificate or certificates without indemnity bond with respect to two allegedly lost common stock certificates as follows: 1) Certificate No. TVB5824 for 5344 shares registered in the name of Steven W. Aichle, Inc. Profit Sharing Plan; and 2) Certificate No. TVB5823 for 66900 shares registered in the name of Steven W. Aichle & Colleen A. Aichle, Trustees of the Aichle 1996 Family Trust.

An INDEMNITEE shall give INDEMNITORS written notice of the claim or threatened claim by mail, return receipt requested, or by a reliable overnight service, which is indemnified hereby within a reasonable time after receipt of a claim or threat of such a claim or an offer or proposal to settle an indemnified claim. INDEMNITORS jointly and severally agree to promptly pay any claim or settlement thereof of which it got notice from an INDEMNITEE, or any ensuing judgment thereon, together with all legal expenses connected with any indemnification claim and the defense or resolution thereof.

INDEMNITORS:

THE AICHLE 1996 FAMILY TRUST


By: /s/ Steven W. Aichle
    ----------------------------
    Steven W. Aichle, Trustee

By: /s/ Colleen. Aichle
    ----------------------------
    Colleen Aichle, Trustee

STEVEN W. AICHLE INC. PROFIT
         SHARING PLAN


By: /s/ Steven W. Aichle
    ---------------------------
     Steven W. Aichle, Trustee

By: /s/ Colleen. Aichle
    ----------------------------
    Colleen Aichle, Trustee


/s/ Steven W. Aichle
--------------------------------
Steven W. Aichle, an individual


/s/ Colleen. Aichle
--------------------------------
Colleen Aichle, an individual